UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549
                                    ---------

                                    FORM 8-K

                Quarterly Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Event April 9, 1998             Commission File Number
             ---------------------------

                            AW COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                         New Jersey                      22-1991981
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)              Identification No.)


            9000A Commerce Parkway
            Mt. Laurel, New Jersey                             08054
            (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code:               609-234-3939

AW COMPUTER SYSTEMS, INC.
------------------------------------------------------------------------------


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
------------------------------------------------------------------------------



The Registrant has accepted the resignation of the following directors as follows:



Frank Cappiello               April 9, 1998
Vincent Viclas                April 14,1998
Patricia Sunseri              April 15, 1998

SIGNATURE
------------------------------------------------------------------------------






Pursuant to the requirements of the Securities Exchange Act of 1994, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AW COMPUTER SYSTEMS, INC.




April 16, 1998                            By:  /s/ Chuck Welch, President
                                               --------------------------
                                               Chuck Welch, President